                                                                EXHIBIT 10.33

                       SECOND AMENDMENT AND MODIFICATION
                                       TO
                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE

        This Second Amendment and Modification to Settlement Agreement and Mutual Release (hereinafter "Second Amendment") is entered into as of this ____day of January, 1997, by and between MotorVac Technologies, Inc. (hereinafter "MTI"), on the one side, and De-Carbon Australia Pty Ltd ACN 050 959 290, Carbon Clean Corporation Pty Ltd ACN 058 097 144, Carbon Tune Pty Ltd ACN 055 216 012, Chris Somas, Roydn Sweet and Jim Litis (hereinafter collectively referred to as "De-Carbon"), on the other. This Second Amendment modifies that certain Settlement Agreement and Mutual Release (hereinafter "Agreement") and that certain First Amendment and Modification to Settlement Agreement and Mutual Release (hereinafter "First Amendment"), both of which were entered into on this same day between the same parties only to the extent stated herein and, except as stated herein, all other terms of the Agreement and First Amendment are affirmed.

        The term "Due Date" as referenced in the Agreement and First Amendment at paragraphs 1(b), 2(b) and 11(b), or anywhere else therein, shall mean the date when all three of these conditions have been satisfied: (1) MTI has signed the Agreement and the First Amendment and this Second Amendment; (2) MTI has filed a request with the Court to withdraw the pending OSC Re Contempt against De-Carbon; and (3) the Court has signed the Stipulation for Entry of Judgment and Order for Stay.

        As recited in that letter to the Law Offices of Roy A. Hoff, Inc. from Joseph A. Lumsdaine dated January 3, 1997, the $100,750 in funds held by that office will be returned to De-Carbon, minus the administrative fee of $750, if MTI declines the settlement.

        MTI warrants that Lee W. Melody is its corporate president and authorized to execute the Agreement, the First Amendment and this Second Amendment on MTI's behalf and to bind MTI thereto.

        De-Carbon Australia Pty Ltd, Carbon Clean Corporation Pty Ltd and Carbon Tune Pty Ltd, and each of them, warrant that Jim Litis is authorized to execute the Agreement, the First Amendment and this Second Amendment on each of their behalf, and to bind each of them thereto.

IN WITNESS WHEREOF, the parties have executed this Agreement so that the same shall be effective as of the date first above written.

                                MOTORVAC TECHNOLOGIES, INC.

                                /s/ Lee W. Melody
                                -------------------------------------
                                By: Lee W. Melody
                                Its: President


                                DE-CARBON AUSTRALIA PTY LTD

                                /s/ Jim Litis
                                --------------------------------------
                                By: Jim Litis
                                Its:  JL
                                     ---------------------------------

                                CARBON CLEAN CORPORATION PTY LTD

                                /s/ Jim Litis
                                --------------------------------------
                                By: Jim Litis
                                Its:  JL
                                     ---------------------------------

                                CARBON TUNE PTY LTD

                                /s/ Jim Litis
                                --------------------------------------
                                By: Jim Litis
                                Its:  JL
                                     ---------------------------------

                                /s/ Chris Somas
                                --------------------------------------
                                Chris Somas

                                                /s/ ROYDN SWEET
                                                --------------------
                                                Roydn Sweet


                                                /s/ JIM LITIS
                                                --------------------
                                                Jim Litis


APPROVED AS TO FORM AND CONTENT:


/s/ J.A. LUMSDAINE
---------------------------------------------
Attorneys for MotorVac Technologies, Inc.


/s/ CHRISTOPHER M. LAQUER
---------------------------------------------
Attorneys for De-Carbon Australia Pty Ltd,
Carbon Clean Corporation Pty Ltd,
Carbon Tune Pty Ltd, Chris Somas, Roydn Sweet
and Jim Litis